UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
February 21, 2008

Date of Report (Date of earliest event reported)
OSI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 Pinelawn Road
Melville, NY 11747
(Address of principal executive offices)
(631) 962-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On February 21, 2008, OSI Pharmaceuticals, Inc. (“OSI”) issued a press release regarding its financial results for the quarter and year ended December 31, 2007. A copy of this release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The information in this Item 2.02 (including Exhibit 99.1) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events.
     On February 21, 2008, OSI held a webcast conference call regarding its financial results for the quarter and year ended December 31, 2007 as well as an update on OSI’s business. A textual representation of certain portions of the conference call is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.
     This Current Report on Form 8-K contains “forward-looking statements” that do not convey historical information, but relate to predicted or potential future events, such as statements of our plans, strategies and intentions. These statements can often be identified by the use of forward-looking terminology such as “believe,” “expect,” “intend,” “may,” “will,” “should,” or “anticipate” or similar terminology. All statements other than statements of historical facts included in this Current Report on Form 8-K are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except for OSI’s ongoing obligations to disclose material information under the federal securities laws, OSI undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which OSI competes, the forward-looking statements of the Company contained in this Current Report on Form 8-K are also subject to various risks and uncertainties, including those set forth in Item 1A, “Risk Factors”, in OSI’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2006, and in its subsequent filings made with the Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated February 21, 2008.

99.2	Textual representation of certain portions of the webcast conference call held on February 21, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2008	OSI PHARMACEUTICALS, INC.
	By:	/s/ Barbara A. Wood
Barbara A. Wood
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 21, 2008.

99.2	Textual representation of certain portions of the webcast conference call held on February 21, 2008.

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